UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21918
Oppenheimer Absolute Return Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 05/31/2011

Item 1. Reports to Stockholders.

May 31, 2011

Oppenheimer

Absolute Return Fund

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries
Real Estate Investment Trusts	6.1%
Food Products	3.0
Food & Staples Retailing	2.1
Commercial Banks	1.7
Oil, Gas & Consumable Fuels	1.3
Metals & Mining	1.0
Diversified Telecommunication Services	1.0
Beverages	0.9
Household Products	0.9
Capital Markets	0.8
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2011, and are based on net assets.

Top Ten Common Stock Holdings
Hatteras Financial Corp.	1.3%
Anworth Mortgage Asset Corp.	1.3
ARMOUR Residential REIT, Inc.	1.3
Invesco Mortgage Capital, Inc.	1.2
CVS Caremark Corp.	0.3
Colgate-Palmolive Co.	0.3
ConAgra Foods, Inc.	0.3
General Mills, Inc.	0.3
Procter & Gamble Co. (The)	0.3
Campbell Soup Co.	0.3
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2011, and are based on net assets.

4 | OPPENHEIMER ABSOLUTE RETURN FUND

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2011, and are based on the total market value of investments.

*	Represents a value of less than 0.005%.

5 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended May 31, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. Over the 12-month period, the Fund (without sales charge) returned 10.14%. During this period, U.S. equity and bond markets produced positive results, as the S&P 500 Index returned 25.95% and the Barclays Capital U.S. Aggregate Bond Index returned 5.84%. Outside of the U.S., the global equity and bond markets also fared well, as the MSCI World Ex U.S. Index returned 30.19% and the Barclays Capital Global Aggregate Bond Index returned 11.98%. The London Interbank Offered Rate (“LIBOR”) returned only 0.34%1.
     The Fund benefited from our increased emphasis on yield-focused strategies. During the period, we assembled modest positions in event-linked bonds, emerging markets debt as well as securities in the high yield, bank loan and mortgage-related areas of the market. These positions in the aggregate contributed positively to the Fund’s overall return. We also enhanced our tactical asset allocation process with additional global macroeconomic positions. For example, we held commodity-linked positions with exposure to the energy and agricultural sectors. This sleeve earned an impressive return during the period and was a top contributor to Fund performance.
     Our equity strategies generally performed well over the reporting period. Our U.S. stock selection strategy, which selects individual U.S. stocks on a hedged basis, added significantly to results over the reporting period. Our U.S. equity sector strategy, which examines the U.S. equity market on a broader, sector-based scale, also generated positive returns. Additionally, our global individual stock selection strategy, which invests in stocks in both developed and emerging markets, contributed to Fund performance. We had success in picking individual stocks in Japan, Canada, and Great Britain, for example. On the other hand, our global equity index selection strategy, which looks on a broader scale at global equity markets, did not perform well as it mistimed overweight positions in Hong Kong, Germany, and Sweden.
     On the fixed-income side, our strategy of trading interest rate swaps across numerous government swap markets added to the Fund’s overall return. This strategy was successful in identifying which markets to overweight and underweight. We received significant positive contributions from our inverse-interest only strategy. At the same time, our credit selection strategy, managed through the selective buying and selling of credit default swaps, finished the period relatively flat in terms of Fund performance.

1. The LIBOR return is computed from prevailing 3-month U.S. LIBOR rates.

6 | OPPENHEIMER ABSOLUTE RETURN FUND

     With regard to currency strategies, our foreign exchange market (FX) carry strategy that consists of buying currencies of countries with high yielding interest rates while hedging against currencies of countries with low yielding interest rates hurt performance. The strategy was negatively impacted by the underperformance of our hedges. On the other hand, our strategies related to the U.S. dollar, based on analysis of capital investment flows in dollar-based exchange rates, finished modestly positive over the reporting period.
     Our FX volatility strategy, which involves the systematic purchase and selling of volatility swaps on currencies to express views on the direction and state of currency volatility, generated roughly flat performance during the period. We also had opportunities to sell options on key currencies and were able to generate positive returns from these trades.
     On the tactical asset allocation side, Fund performance was helped by certain positions related to directional moves in the equity markets. Our strategy of trading key government bonds—Treasuries, Bunds (the German equivalent of U.S. Treasury securities), Gilts (the U.K. equivalent of U.S. Treasury securities), and Japanese Government Bonds (JGBs)—also contributed positively to Fund performance. We held interest rate futures on these bonds in the middle of 2010 and sold them when they fell in the fall, which benefited the Fund. On the other hand, certain overweight and underweight long/short positions we took within equity and fixed-income asset classes underperformed.
Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until May 31, 2011. Performance is measured from inception of the Class on March 5, 2007. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares and reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities, and the Barclays Capital Global Aggregate Bond Index, a broad-based measure of the global investment-grade fixed-rate debt markets. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

7 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND PERFORMANCE DISCUSSION
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes. See page 9 for further information. Fund returns include changes in share price, reinvested distributions, and the sales charge for Class A shares of 5.75% (unless indicated otherwise).

8 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by calling us at 1.800.525.7048. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 3/5/07. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

9 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | OPPENHEIMER ABSOLUTE RETURN FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	December 1, 2010	May 31, 2011	May 31, 2011

Actual
	$1,000.00	$1,034.30	$8.56
Hypothetical (5% return before expenses)

	1,000.00	1,016.55	8.48
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2011 is as follows:

Expense Ratio
1.68%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS May 31, 2011

	Shares	Value

Common Stocks—31.7%
Consumer Discretionary—2.8%
Auto Components—0.3%
Cie Generale des Etablissements Michelin, B Shares	205	$19,214
GKN plc	5,547	20,100
Magna International, Inc.	397	19,218

		58,532

Automobiles—0.1%
Renault SA	337	19,181
Diversified Consumer Services—0.1%
Navitas Ltd.	4,687	21,469
Hotels, Restaurants & Leisure—0.6%
Darden Restaurants, Inc.[1]	549	27,807
OPAP SA	975	17,890
TABCORP Holdings Ltd.	2,500	20,848
Tui Travel plc	5,172	20,069
Yum! Brands, Inc.	481	26,609

		113,223

Household Durables—0.1%
Panasonic Corp.	1,600	18,816
Leisure Equipment & Products—0.3%
Hasbro, Inc.	551	25,203
Nikon Corp.	1,000	23,472

		48,675

Media—0.7%
British Sky Broadcasting Group plc	1,464	20,037
Comcast Corp., Cl. A	983	24,811
ITV plc[2]	16,215	18,952
M6 Metropole Television	765	17,950
Mediaset SpA	3,065	16,038
News Corp., Inc., Cl. B	1,088	20,191
Vivendi SA	661	18,535

		136,514

Multiline Retail—0.2%
J.C. Penney Co., Inc. (Holding Co.)	671	23,774
Next plc	556	20,762

		44,536

Specialty Retail—0.4%
Gap, Inc. (The)	1,110	21,534

12 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value

Specialty Retail Continued
Lowe’s Cos., Inc.[1]	983	$23,730
Urban Outfitters, Inc.[2]	820	24,977

		70,241

Consumer Staples—7.6%
Beverages—0.9%
Brown-Forman Corp., Cl. B	314	22,759
Coca-Cola Amatil Ltd.	1,530	19,244
Coca-Cola Co. (The)	333	22,248
Coca-Cola Enterprises, Inc.	772	22,303
Constellation Brands, Inc., Cl. A2	1,042	22,882
Dr. Pepper Snapple Group, Inc.	541	22,289
Molson Coors Brewing Co., Cl. B, Non-Vtg.	490	22,859
PepsiCo, Inc.	319	22,687

		177,271

Food & Staples Retailing—2.1%
Alimentation Couche-Tard, Inc.	784	21,784
Costco Wholesale Corp.	273	22,517
CVS Caremark Corp.[1]	1,305	50,490
Delhaize Group[2]	237	19,601
Empire Co. Ltd., Non-Vtg.	363	20,929
George Weston Ltd.	288	21,700
Kroger Co. (The)	912	22,636
Loblaw Cos. Ltd.	489	20,996
Metro, Inc., Cl. A	421	21,023
North West Co., Inc. (The)	985	20,435
Safeway, Inc.	903	22,304
SUPERVALU, Inc.	2,174	22,305
Sysco Corp.	702	22,611
Wal-Mart Stores, Inc.	412	22,751
Walgreen Co.	513	22,382
Whole Foods Market, Inc.	785	48,011

		402,475

Food Products—3.0%
Archer-Daniels-Midland Co.	728	23,594
Campbell Soup Co.[1]	1,414	49,137
ConAgra Foods, Inc.[1]	1,947	49,512
Dean Foods Co.[2]	1,705	23,665

13 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Food Products Continued
General Mills, Inc.	1,242	$49,394
Goodman Fielder Ltd.	17,474	19,124
Heinz (H.J.) Co.	422	23,176
Hershey Co. (The)	405	22,571
Hormel Foods Corp.	1,634	47,925
J.M. Smucker Co. (The)	293	23,229
Kellogg Co.	398	22,682
Kraft Foods, Inc., Cl. A	646	22,591
Maple Leaf Foods, Inc.	1,655	20,191
McCormick & Co., Inc., Non-Vtg.	977	49,036
Mead Johnson Nutrition Co., Cl. A	338	22,913
Nisshin Seifun Group, Inc.	1,500	18,506
Parmalat SpA[2]	5,441	20,186
Saputo, Inc.	429	21,033
Sara Lee Corp.	1,161	22,698
Tyson Foods, Inc., Cl. A	1,213	23,071

		574,234

Household Products—0.9%
Clorox Co. (The)	695	48,984
Colgate-Palmolive Co.[1]	569	49,805
Kimberly-Clark Corp.	334	22,812
Procter & Gamble Co. (The)	736	49,312

		170,913

Personal Products—0.2%
Avon Products, Inc.	759	22,550
Estee Lauder Cos., Inc. (The), Cl. A	226	23,167

		45,717

Tobacco—0.5%
Altria Group, Inc.	821	23,037
Lorillard, Inc.	196	22,595
Philip Morris International, Inc.	324	23,247
Reynolds American, Inc.	580	23,072

		91,951

Energy—1.5%
Energy Equipment & Services—0.2%
Diamond Offshore Drilling, Inc.	340	25,048
Subsea 7 SA	780	20,714

		45,762

14 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value

Oil, Gas & Consumable Fuels—1.3%
Canadian Natural Resources Ltd.	438	$19,064
Eni SpA	771	18,485
Inpex Corp.	3	21,722
OMV AG	445	18,485
Pacific Rubiales Energy Corp.	678	18,923
Paladin Energy Ltd.[2]	5,783	19,616
Pembina Pipeline Corp.	846	21,420
Repsol YPF SA	577	19,663
Roc Oil Co. Ltd.[2]	44,749	17,201
Royal Dutch Shell plc, B Shares	529	19,225
Statoil ASA	704	18,565
Total SA	325	18,812
Uranium One, Inc.	4,947	18,126

		249,307

Financials—10.2%
Capital Markets—0.8%
Bank of New York Mellon Corp.	700	19,677
IOOF Holdings Ltd.	2,647	18,908
Janus Capital Group, Inc.	2,120	21,900
Northern Trust Corp.	410	20,004
Shinko Securities Co. Ltd.[2]	9,000	20,896
State Street Corp.	430	19,681
T. Rowe Price Group, Inc.	402	25,447

		146,513

Commercial Banks—1.7%
Bank of Montreal	314	20,068
BB&T Corp.	740	20,380
Canadian Imperial Bank of Commerce	238	19,728
Comerica, Inc.	540	19,499
Commerce Bancshares, Inc.	470	20,107
Cullen/Frost Bankers, Inc.	350	20,384
Fifth Third Bancorp	1,550	20,243
Huntington Bancshares, Inc.	3,010	19,866
KeyCorp	2,350	19,905
M&T Bank Corp.	230	20,309
PNC Financial Services Group, Inc.	320	19,974
Regions Financial Corp.	2,830	19,980
SunTrust Banks, Inc.	710	19,972

15 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks Continued
U.S. Bancorp	790	$20,224
Wells Fargo & Co.	710	20,143
Zions Bancorp	830	19,779

		320,561

Consumer Finance—0.1%
Capital One Financial Corp.	370	20,106
Diversified Financial Services—0.6%
Bank of America Corp.	1,640	19,270
Citigroup, Inc.	460	18,929
Groupe Bruxelles Lambert SA	208	18,849
Investor AB, B Shares	827	19,819
JPMorgan Chase & Co.	450	19,458
Kinnevik Investment AB, Cl. B	790	19,329

		115,654

Insurance—0.4%
Aegon NV2	2,574	18,083
Legal & General Group plc	10,074	19,510
Marsh & McLennan Cos., Inc.	852	26,131
Royal & Sun Alliance Insurance Group plc	8,990	20,334

		84,058

Real Estate Investment Trusts—6.1%
Anworth Mortgage Asset Corp.[1]	33,538	243,151
ARMOUR Residential REIT, Inc[1]	31,780	242,799
Capital Shopping Centers Group	3,040	20,433
Charter Hall Retail REIT	5,873	20,945
Commonwealth Property Office Fund	20,551	20,078
Gecina SA	144	21,023
GPT Group	5,967	19,878
Hatteras Financial Corp.[1]	8,400	245,364
ICADE	161	20,477
Invesco Mortgage Capital, Inc.[1]	10,530	239,768
Kimco Realty Corp.	1,320	25,753
Public Storage	220	26,035
Unibail-Rodamco SE	92	20,747

		1,166,451

Real Estate Management & Development—0.1%
Tokyu Land Corp.	5,000	22,891

16 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value

Thrifts & Mortgage Finance—0.4%
First Niagara Financial Group, Inc.	1,460	$20,732
New York Community Bancorp, Inc.	1,250	20,250
People’s United Financial, Inc[1]	3,375	45,056

		86,038

Health Care—1.7%
Health Care Equipment & Supplies—0.4%
Cochlear Ltd.	233	19,846
Medtronic, Inc.	613	24,949
Synthes, Inc.	120	20,893
Terumo Corp.	300	16,929

		82,617

Health Care Providers & Services—0.2%
CML Healthcare, Inc.	1,909	18,659
Patterson Cos., Inc.	743	25,697

		44,356

Health Care Technology—0.3%
Cerner Corp.[2]	215	25,822
SXC Health Solutions Corp.[2]	373	22,056

		47,878

Life Sciences Tools & Services—0.1%
PerkinElmer, Inc.	913	25,281
Pharmaceuticals—0.7%
Abbott Laboratories[1]	496	25,916
Astellas Pharma, Inc.	500	19,108
AstraZeneca plc	420	21,953
Daiichi Sankyo Co. Ltd.	1,000	19,422
Sanofi	260	20,587
Takeda Pharmaceutical Co. Ltd.	400	18,967

		125,953

Industrials—2.0%
Aerospace & Defense—0.4%
European Aeronautic Defense & Space Co.[2]	668	22,081
General Dynamics Corp.[1]	354	26,274
Raytheon Co.	531	26,752

		75,107

Air Freight & Logistics—0.1%
Deutsche Post AG	1,043	19,640

17 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Airlines—0.1%
Deutsche Lufthansa AG	907	$19,762
Building Products—0.1%
Masco Corp.	1,923	27,403
Commercial Services & Supplies—0.3%
R.R. Donnelley & Sons Co.	1,368	29,193
Societe BIC SA	211	19,904

		49,097

Construction & Engineering—0.3%
Bouygues SA	409	18,972
COMSYS Holdings Corp.	2,000	19,499
Hochtief AG	219	18,421

		56,892

Industrial Conglomerates—0.1%
Koninklijke Philips Electronics NV	695	19,278
Machinery—0.2%
Fanuc Ltd.	100	15,372
NGK Insulators Ltd.	1,000	17,316

		32,688

Trading Companies & Distributors—0.2%
Fastenal Co.	770	25,549
Superior Plus Corp.	1,770	21,247

		46,796

Transportation Infrastructure—0.2%
Brisa-Auto Estradas de Portugal SA	3,294	21,047
Mitsubishi Logistics Corp.	1,000	11,001

		32,048

Information Technology—1.8%
Communications Equipment—0.1%
Juniper Networks, Inc.[2]	673	24,639
Electronic Equipment & Instruments—0.3%
FLIR Systems, Inc.[1]	733	26,498
Kyocera Corp.	200	21,034
TDK Corp.	300	15,854

		63,386

Internet Software & Services—0.1%
Yahoo! Japan Corp.	58	19,231
IT Services—0.3%
Cognizant Technology Solutions Corp.[2]	311	23,648

18 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value

IT Services Continued
Paychex, Inc.	789	$25,485

		49,133

Office Electronics—0.1%
Canon, Inc.	400	19,290
Semiconductors & Semiconductor Equipment—0.7%
First Solar, Inc.[2]	185	22,986
Infineon Technologies AG	1,822	21,084
Intel Corp.	1,113	25,054
Renewable Energy Corp. AS2	5,878	13,963
STMicroelectronics NV	1,747	19,606
Texas Instruments, Inc.	726	25,628

		128,321

Software—0.2%
Oracle Corp.	716	24,502
Trend Micro, Inc.	700	21,297

		45,799

Materials—2.0%
Chemicals—0.7%
Koninklijke DSM NV	299	20,024
Mitsubishi Chemical Holdings Corp.	3,000	20,938
Monsanto Co.	379	26,924
Orica Ltd.	690	19,222
Solvay SA	141	21,083
Wacker Chemie AG	83	18,514

		126,705

Containers & Packaging—0.1%
Toyo Seikan Kaisha Ltd.	1,200	18,592
Metals & Mining—1.0%
Anglo American plc	396	19,738
Boliden AB	910	17,798
Fortescue Metals Group Ltd.	3,071	21,379
Medusa Mining Ltd.	2,349	21,924
Newcrest Mining Ltd.	441	18,757
OceanaGold Corp.[2]	7,000	19,583
Pacific Metals Co. Ltd.	2,000	13,905
Rio Tinto Ltd.	227	19,822
Salzgitter AG	259	19,139
St. Barbara Ltd.[2]	8,443	17,690

		189,735

19 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Paper & Forest Products—0.2%
Hokuetsu Paper Mills Ltd.	4,000	$23,604
MeadWestvaco Corp.	766	26,059

		49,663

Telecommunication Services—1.2%
Diversified Telecommunication Services—1.0%
AT&T, Inc.[1]	829	26,163
Belgacom SA	525	18,360
Iliad SA	160	20,493
Manitoba Telecom Services, Inc.	646	22,977
Portugal Telecom SGPS SA	1,651	18,033
Tele2 AB, Cl. B	802	15,743
Telecom Italia SpA	13,613	19,306
Telstra Corp. Ltd.	6,420	20,702
Verizon Communications, Inc.	683	25,223

		187,000

Wireless Telecommunication Services—0.2%
KDDI Corp.	3	21,504
NTT DoCoMo, Inc.	12	22,444

		43,948

Utilities—0.9%
Electric Utilities—0.5%
E.ON AG	601	17,069
Progress Energy, Inc.	544	25,905
Public Power Corp. SA	1,228	16,276
Southern Co.	661	26,493

		85,743

Multi-Utilities—0.4%
Centrica plc	3,840	20,173
Just Energy Group, Inc.	1,301	20,022
NiSource, Inc.	1,326	26,918
RWE AG	316	18,431

		85,544

Total Common Stocks (Cost $6,080,964)		6,092,614

Units

Rights, Warrants and Certificates—0.0%
OMV AG Rts., Strike Price 33 EUR, Exp. 6/6/11[2] (Cost $0)	445	—
20 | OPPENHEIMER ABSOLUTE RETURN FUND

	Principal
	Amount		Value

Mortgage-Backed Obligations—3.9%
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 2601, Cl. GS, 16.111%, 11/15/17[3]	$407,453		$33,785
Series 2639, Cl. SA, 18.364%, 7/15/22[3]	313,510		28,759
Series 2815, Cl. PT, 31.043%, 11/15/32[3]	448,128		57,926
Series 3005, Cl. WI, 38.467%, 7/15/35[3]	454,304		66,014

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2003-33, Cl. IA, 17.054%, 5/25/33[3]	163,823		37,821
Trust 2003-52, Cl. NS, 22.956%, 6/25/23[3]	300,078		43,464
Trust 2004-56, Cl. SE, 24.626%, 10/25/33[3]	334,357		47,023
Trust 2005-14, Cl. SE, 30.37%, 3/25/35[3]	495,619		66,575
Trust 2005-6, Cl. SE, 22.347%, 2/25/35[3]	445,601		59,690
Trust 2005-87, Cl. SE, 30.797%, 10/25/35[3]	467,119		59,804
Trust 2006-51, Cl. SA, 24.887%, 6/25/36[3]	171,780		25,455
Trust 2006-53, Cl. US, 30.316%, 6/25/36[3]	450,920		71,051
Trust 2006-60, Cl. DI, 38.482%, 4/25/35[3]	377,402		54,935
Trust 2007-88, Cl. XI, 22.865%, 6/25/37[3]	670,093		97,500

Total Mortgage-Backed Obligations (Cost $679,407)			749,802

U.S. Government Obligations—3.1%
U.S. Treasury Bills, 0.016%, 6/2/11[4] (Cost $599,998)	600,000		599,998

Foreign Government Obligations—7.4%
Argentina (Republic of) Bonds, 8.28%, 12/31/33	153,512		135,469
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	100,000		124,100
Dominican Republic Unsec. Unsub. Nts., 9.04%, 1/23/18[5]	44,812		50,817
El Salvador (Republic of) Unsec. Bonds, 8.25%, 4/10/32[5]	42,000		47,040
Hellenic Republic Sr. Unsec. Unsub. Bonds, 30 yr., 4.50%, 9/20/37	66,000	EUR	43,069
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.25%, 1/29/20	47,000		49,869
Ireland (Republic of) Bonds, 4.50%, 4/18/20	43,000	EUR	41,401
Lithuania (Republic of) Sr. Unsec. Unsub. Nts., 7.375%, 2/11/20[5]	100,000		117,509
Panama (Republic of) Bonds, 8.875%, 9/30/27	34,000		47,549
Peru (Republic of) Sr. Unsec. Nts., 7.125%, 3/30/19	20,000		24,050
Peru (Republic of) Unsec. Unsub. Bonds, 8.75%, 11/21/33	17,000		23,180
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 7.50%, 9/25/24	100,000		121,250
Poland (Republic of) Sr. Unsec. Unsub. Nts., 5%, 10/19/15	45,000		48,645
Portugal (Republic of) Treasury Bonds, 4.80%, 6/15/20	41,000	EUR	40,866
South Africa (Republic of) Sr. Unsec. Unsub. Nts., 6.50%, 6/2/14	43,000		48,536
Spain (Kingdom of) Sr. Unsub. Bonds, 4.85%, 10/31/20	35,000	EUR	48,818
Turkey (Republic of) Nts., 7%, 6/5/20	83,000		95,969
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17[5]	100,000		101,400
21 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Foreign Government Obligations Continued
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	$83,000	$99,559
Venezuela (Republic of) Bonds, 9%, 5/7/23	165,000	113,603

Total Foreign Government Obligations (Cost $1,446,548)		1,422,699

Non-Convertible Corporate Bonds and Notes—15.2%
Consumer Discretionary—2.3%
Hotels, Restaurants & Leisure—0.5%
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	115,000	106,950
Leisure Equipment & Products—0.3%
Toys R Us Property Co. I LLC, 10.75% Sr. Unsec. Nts., 7/15/17	45,000	51,075
Media—1.3%
Cablevision Systems Corp., 8.625% Sr. Unsec. Unsub. Nts., 9/15/17	45,000	50,963
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[5]	150,000	143,250
WMG Acquisition Corp., 9.50% Sr. Sec. Nts., 6/15/16	45,000	47,981

		242,194

Multiline Retail—0.2%
Sears Holdings Corp., 6.625% Sr. Sec. Nts., 10/15/18[5]	50,000	46,250
Consumer Staples—0.3%
Food & Staples Retailing—0.3%
SUPERVALU, Inc., 8% Sr. Unsec. Nts., 5/1/16	50,000	52,313
Energy—2.2%
Energy Equipment & Services—0.5%
Offshore Group Investments Ltd., 11.50% Sr. Sec. Nts., 8/1/15	85,000	94,138
Oil, Gas & Consumable Fuels—1.7%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]	100,000	110,929
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15	50,000	52,250
Kazatomprom, 6.25% Bonds, 5/20/15[5]	100,000	107,269
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	50,000	55,000

		325,448

Financials—2.5%
Capital Markets—0.3%
E*TRADE Financial Corp., 12.50% Sr. Unsec. Unsub. Nts., 11/30/17[6]	45,000	54,338
Commercial Banks—0.8%
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts., 5/29/18[5]	130,000	149,137
Consumer Finance—0.3%
SLM Corp., 8.45% Sr. Unsec. Nts., Series A, 6/15/18	55,000	62,096
Real Estate Management & Development—0.3%
Realogy Corp., 11.50% Sr. Unsec. Nts., 4/15/17[5]	55,000	58,300
Thrifts & Mortgage Finance—0.8%
Residential Capital LLC, 9.625% Jr. Sec. Nts., 5/15/15	145,000	148,625
22 | OPPENHEIMER ABSOLUTE RETURN FUND

	Principal
	Amount	Value

Health Care—1.0%
Health Care Equipment & Supplies—0.3%
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17	$45,000	$50,738
Health Care Providers & Services—0.2%
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15	45,000	46,575
Health Care Technology—0.3%
IMS Health, Inc., 12.50% Sr. Nts., 3/1/18[5]	45,000	53,775
Pharmaceuticals—0.2%
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18[5]	45,000	47,138
Industrials—1.1%
Aerospace & Defense—0.2%
TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18[5]	45,000	48,038
Building Products—0.3%
Masco Corp., 6.125% Sr. Unsec. Unsub. Nts., 10/3/16	50,000	52,212
Electrical Equipment—0.3%
RBS Global, Inc./Rexnord LLC, 8.50% Sr. Unsec. Nts., 5/1/18	50,000	54,500
Trading Companies & Distributors—0.3%
McJunkin Red Man Corp., 9.50% Sr. Sec. Nts., 12/15/16[5]	50,000	51,750
Information Technology—1.0%
Communications Equipment—0.3%
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29	70,000	64,575
IT Services—0.4%
First Data Corp., 10.55% Sr. Unsec. Nts., 9/24/15[6]	72,038	75,730
Semiconductors & Semiconductor Equipment—0.3%
Freescale Semiconductor, Inc., 9.25% Sr. Sec. Nts., 4/15/18[5]	45,000	50,400
Materials—1.9%
Construction Materials—0.5%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[5]	95,000	97,731
Metals & Mining—0.6%
Corporacion Nacional del Cobre de Chile, 7.50% Unsec. Unsub. Nts., 1/15/19[5]	100,000	123,431
Paper & Forest Products—0.8%
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	155,000	150,350
Telecommunication Services—0.8%
Diversified Telecommunication Services—0.3%
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	45,000	49,556
Wireless Telecommunication Services—0.5%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75% Sr. Sec. Nts., 5/1/17[5]	50,000	55,188
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr. Sec. Nts., 12/1/15[5]	45,000	49,444

		104,632

Utilities—2.1%
Electric Utilities—0.8%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	75,000	62,438
23 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Electric Utilities Continued
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[5]	$90,000	$92,250

		154,688

Energy Traders—0.2%
Dynegy Holdings, Inc., 7.75% Sr. Unsec. Nts., 6/1/19	65,000	47,775
Water Utilities—1.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[5]	200,000	205,500

Total Non-Convertible Corporate Bonds and Notes (Cost $2,801,347)		2,919,958

Event-Linked Bonds—8.9%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.157%, 1/15/17[5,7]	250,000	250,450
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 12.261%, 9/6/11[5,7]	500,000	68,113
Successor X Ltd. Catastrophe Linked Nts., 16.75%, 4/4/13[5,7]	500,000	445,688
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11[8,9]	250,000	441,875
Vita Capital IV Ltd. Catastrophe Linked Nts., 3.817%, 1/15/15[5,7]	500,000	503,250

Total Event-Linked Bonds (Cost $1,974,711)		1,709,376

	Shares

Investment Companies—30.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y10	122,762	486,138
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[10]	1,018,003	1,018,003
Oppenheimer Master Event-Linked Bond Fund, LLC[10]	197,041	2,112,963
Oppenheimer Master Loan Fund, LLC [10]	179,856	2,162,109

Total Investment Companies (Cost $5,729,289)		5,779,213

Total Investments, at Value (Cost $19,312,264)	100.3%	19,273,660
Liabilities in Excess of Other Assets	(0.3)	(61,192)

Net Assets	100.0%	$19,212,468

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currency:

EUR	EURO

1.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of the accompanying Notes.

2.	Non-income producing security.

3.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional
24 | OPPENHEIMER ABSOLUTE RETURN FUND

amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $749,802 or 3.90% of the Fund’s net assets as of May 31, 2011.

4.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $500,000. See Note 5 of the accompanying Notes.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,074,047 or 16.00% of the Fund’s net assets as of May 31, 2011.

6.	Interest or dividend is paid-in-kind, when applicable.

7.	Represents the current interest rate for a variable or increasing rate security.

8.	Zero coupon bond reflects effective yield on the date of purchase.

9.	Restricted security. The aggregate value of restricted securities as of May 31, 2011 was $441,875, which represents 2.30% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11	6/10/08	$250,000	$441,875	$191,875

10.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	May 28, 2010[a]	Additions	Reductions	May 31, 2011

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	—	122,762	—	122,762
Oppenheimer Institutional Money Market Fund, Cl. E	9,023,766	21,504,656	29,510,419	1,018,003
Oppenheimer Master Event-Linked Bond Fund, LLC	—	197,041	—	197,041
Oppenheimer Master Loan Fund, LLC	—	179,856	—	179,856

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	$486,138	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	1,018,003	7,984		—
Oppenheimer Master Event-Linked Bond Fund, LLC	2,112,963	5,253	[b]	(896)[b]
Oppenheimer Master Loan Fund, LLC	2,162,109	119,308	[c]	344 [c]

	$5,779,213	$132,545		$(552)

a.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11.	Rate shown is the 7-day yield as of May 31, 2011.
25 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2011 based on valuation input level:

		Level 2–
	Level 1–	Other	Level 3–
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$411,014	$120,173	$—	$531,187
Consumer Staples	1,444,055	18,506	—	1,462,561
Energy	215,694	79,375	—	295,069
Financials	1,880,892	81,380	—	1,962,272
Health Care	270,626	55,459	—	326,085
Industrials	274,470	104,241	—	378,711
Information Technology	219,524	130,275	—	349,799
Materials	253,067	131,628	—	384,695
Telecommunication Services	152,897	78,051	—	230,948
Utilities	151,114	20,173	—	171,287
Rights, Warrants and Certificates	—	—	—	—
Mortgage-Backed Obligations	—	749,802	—	749,802
U.S. Government Obligations	—	599,998	—	599,998
Foreign Government Obligations	—	1,422,699	—	1,422,699
Non-Convertible Corporate Bonds and Notes	—	2,919,958	—	2,919,958
Event-Linked Bonds	—	1,709,376	—	1,709,376
Investment Companies	1,504,141	4,275,072	—	5,779,213

Total Investments, at Value	6,777,494	12,496,166	—	19,273,660
Other Financial Instruments:
Futures margins	20,991	—	—	20,991
Foreign currency exchange contracts	—	75,542	—	75,542
Appreciated swaps, at value	—	332,170	—	332,170
Depreciated swaps, at value	—	8,393	—	8,393

Total Assets	$6,798,485	$12,912,269	$—	$19,710,756

26 | OPPENHEIMER ABSOLUTE RETURN FUND

		Level 2–
	Level 1–	Other	Level 3–
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Liabilities Table
Other Financial Instruments:
Futures margins	$(53,161)	$—	$—	$(53,161)
Foreign currency exchange contracts	—	(176,356)	—	(176,356)
Appreciated swaps, at value	—	(71,794)	—	(71,794)
Depreciated swaps, at value	—	(242,615)	—	(242,615)
Appreciated options written, at value	(420)	—	—	(420)
Depreciated options written, at value	(101,185)	—	—	(101,185)

Total Liabilities	$(154,766)	$(490,765)	$—	$(645,531)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out of	Transfers into	Transfers out of
	Level 1*	Level 1**	Level 2**	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$44,152	$—	$—	$(44,152)
Consumer Staples	49,784	—	—	(49,784)
Financials	49,159	—	—	(49,159)
Health Care	64,655	—	—	(64,655)
Industrials	16,751	—	—	(16,751)
Information Technology	30,833	—	—	(30,833)
Telecommunication Services	15,935	(16,069)	16,069	(15,935)

Total Assets	$271,269	$(16,069)	$16,069	$(271,269)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
27 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of May 31, 2011 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Banc of America:
Argentine Peso (ARP)	Buy	1,550 ARP	6/27/11	$377,709	$1,313	$—
Indonesia Rupiah (IDR)	Buy	116,600 IDR	6/1/11	13,661	196	—
Indonesia Rupiah (IDR)	Sell	116,600 IDR	6/1/11	13,661	—	358

					1,509	358

Barclay’s Capital:
Australian Dollar (AUD)	Sell	205 AUD	8/24/11	216,464	—	2,895
Euro (EUR)	Buy	33 EUR	8/24/11	47,385	431	—
Euro (EUR)	Sell	952 EUR	7/7/11–8/24/11	1,368,638	—	12,113
Japanese Yen (JPY)	Buy	22,000 JPY	7/7/11	269,942	9,587	—
Japanese Yen (JPY)	Sell	24,000 JPY	7/7/11	294,482	—	4,584
Mexican Nuevo Peso (MXN)	Buy	3,890 MXN	8/24/11	333,845	5,795	—
Russian Ruble (RUR)	Sell	2,453 RUR	6/2/11	87,688	772	—
Swiss Franc (CHF)	Sell	320 CHF	8/5/11	375,339	—	56

					16,585	19,648

Citigroup:
Australian Dollar (AUD)	Buy	523 AUD	8/24/11	552,248	4,438	—
Australian Dollar (AUD)	Sell	562 AUD	6/21/11–8/24/11	597,254	—	41,731
British Pound Sterling (GBP)	Sell	30 GBP	7/7/11	49,326	243	—
Canadian Dollar (CAD)	Sell	380 CAD	6/21/11	391,991	—	7,735
Euro (EUR)	Buy	840 EUR	7/7/11	1,207,741	14,941	—
Euro (EUR)	Sell	1,070 EUR	6/22/11	1,539,006	—	6,020
Indonesia Rupiah (IDR)	Sell	413,100 IDR	8/15/11	47,736	—	334
Japanese Yen (JPY)	Sell	22,000 JPY	7/7/11	269,942	1,769	—
New Turkish Lira (TRY)	Sell	600 TRY	6/1/11	375,952	8,541	—
South African Rand (ZAR)	Sell	674 ZAR	8/24/11	97,720	—	2,636
Swedish Krona (SEK)	Buy	150 SEK	8/24/11	24,188	440	—

					30,372	58,456

Citigroup EM:
Chilean Peso (CLP)	Buy	16,100 CLP	6/1/11	34,635	582	—
Chilean Peso (CLP)	Sell	107,300 CLP	6/1/11–8/24/11	228,792	—	3,802
Egyptian Pounds (EGP)	Buy	2,100 EGP	7/5/11–8/8/11	349,115	459	1,564
Egyptian Pounds (EGP)	Sell	1,355 EGP	6/6/11	227,741	335	—

					1,376	5,366

Credit Suisse:
British Pound Sterling (GBP)	Sell	190 GBP	6/22/11	312,457	—	3,603
Swedish Krona (SEK)	Sell	470 SEK	8/24/11	75,790	—	884
Swiss Franc (CHF)	Buy	682 CHF	8/24/11	800,055	5,351	—
Swiss Franc (CHF)	Sell	290 CHF	8/24/11	340,199	—	10,775

					5,351	15,262

Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Sell	46 AUD	7/7/11	48,870	—	992
British Pound Sterling (GBP)	Buy	105 GBP	7/7/11	172,642	1,896	—
British Pound Sterling (GBP)	Sell	433 GBP	7/7/11–8/24/11	711,703	—	9,410
Canadian Dollar (CAD)	Buy	136 CAD	8/24/11	140,072	256	—
28 | OPPENHEIMER ABSOLUTE RETURN FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Deutsche Bank Capital Corp.: Continued
Canadian Dollar (CAD)	Sell	611 CAD	7/7/11-8/24/11	$629,521	$502	$1,603
Euro (EUR)	Sell	770 EUR	7/7/11	1,107,096	—	11,155
Hong Kong Dollar (HKD)	Sell	3,000 HKD	7/18/11	385,831	8	—
Swiss Franc (CHF)	Sell	43 CHF	7/7/11	50,426	—	2,290

					2,662	25,450

Deutsche Bank EM
Russian Ruble (RUR)	Buy	2,453 RUR	6/2/11	87,688	2,679	55

Goldman Sachs EM
Brazilian Real (BRR)	Buy	600 BRR	1/4/12	363,575	708	—

Goldman, Sachs & Co.:
Japanese Yen (JPY)	Buy	35,900 JPY	8/24/11	440,601	1,207	478
Japanese Yen (JPY)	Sell	40,000 JPY	6/22/11-8/24/11	490,808	246	4,639

					1,453	5,117

HSBC EM
Brazilian Real (BRR)	Sell	79 BRR	1/4/12	47,871	—	1,699

JP Morgan Chase:
Chinese Renminbi (Yuan) (CNY)	Sell	2,500 CNY	7/18/11	386,666	—	1,683
Norwegian Krone (NOK)	Sell	910 NOK	8/24/11	168,035	—	6,549
Russian Ruble (RUR)	Sell	1,346 RUR	8/16/11	47,723	—	479

					—	8,711

JP Morgan EM:
Egyptian Pounds (EGP)	Buy	1,355 EGP	6/6/11	227,741	5,246	—
Russian Ruble (RUR)	Sell	3,186 RUR	8/16/11	112,962	—	402

					5,246	402

Nomura Securities:
Japanese Yen (JPY)	Sell	63,000 JPY	6/22/11	772,970	520	—
New Zealand Dollar (NZD)	Buy	202 NZD	8/24/11	165,581	6,232	—

					6,752	—

RBS Greenwich Capital:
New Taiwan Dollar (TWD)	Sell	11,000 TWD	7/18/11	384,009	—	1,666
New Turkish Lira (TRY)	Buy	1,200 TRY	6/1/11-8/4/11	747,555	—	16,934

					—	18,600

State Street:
Czech Koruna (CZK)	Buy	1,750 CZK	7/7/11	102,467	—	5,191
Hungarian Forint (HUF)	Buy	14,000 HUF	7/7/11	75,201	—	2,616
Indian Rupee (INR)	Buy	17,000 INR	7/18/11	374,426	685	—
Mexican Nuevo Peso (MXN)	Buy	1,400 MXN	7/7/11	120,657	164	—
New Turkish Lira (TRY)	Buy	150 TRY	7/7/11	93,374	—	3,509
Polish Zloty (PLZ)	Buy	350 PLZ	7/7/11	127,107	—	4,284
South African Rand (ZAR)	Buy	400 ZAR	7/7/11	58,397	—	1,632

					849	17,232

Total unrealized appreciation and depreciation					$75,542	$176,356

29 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Futures Contracts as of May 31, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

DAX Index	Sell	6	6/17/11	$1,574,948	$(25,181)
Euro-Bundesobligation	Buy	2	6/8/11	360,782	14,133
Financial Times Stock Exchange 100 Index	Sell	3	6/17/11	294,399	(3,180)
Japan (Government of) Mini Bonds, 10 yr.	Buy	2	6/8/11	344,915	2,352
NIKKEI 225 Index	Sell	9	6/9/11	534,689	5,566
NIKKEI 225 Index	Sell	4	6/9/11	475,524	(11,486)
Standard & Poor’s 500 E-Mini Index	Buy	20	6/17/11	1,343,900	13,596
Standard & Poor’s ASX 200 Index	Buy	1	6/16/11	125,754	(1,079)
Standard & Poor’s/Toronto Stock
Exchange 60 Index	Sell	1	6/16/11	162,729	(1,068)
U.S. Treasury Long Bonds	Buy	17	9/21/11	2,122,344	15,504
U.S. Treasury Nts., 2 yr.	Sell	15	9/30/11	3,287,813	(1,794)
U.S. Treasury Nts., 10 yr.	Buy	3	9/21/11	367,828	2,481
U.S. Treasury Nts., 10 yr.	Sell	6	9/21/11	735,656	(2,750)
United Kingdom Long Gilt	Buy	2	9/28/11	395,065	787

					$7,881

Written Options as of May 31, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Standard & Poor’s 500 Index (The)	Put	7	$1,200	6/17/11	$2,779	$(420)	$2,359
Standard & Poor’s 500 Index (The)	Call	7	1,200	6/17/11	82,227	(100,660)	(18,433)
Standard & Poor’s 500 Index (The)	Call	7	1,400	6/17/11	343	(525)	(182)

					$85,349	$(101,605)	$(16,256)

Credit Default Swap Contracts as of May 31, 2011 are as follows:

			Pay/		Upfront
Reference	Buy/Sell		Receive		Payment		Unrealized
Entity/Swap	Credit	Notional	Fixed	Termination	Received/		Appreciation
Counterparty	Protection	Amount	Rate	Date	(Paid)	Value	(Depreciation)

Amgen, Inc.
Barclays Bank plc	Buy	$380,000	1%	6/20/16	$10,098	$(11,482)	$(1,384)

	Total	380,000			10,098	(11,482)	(1,384)

Arrow Electronics, Inc.
UBS AG	Sell	380,000	1	6/20/16	2,149	(2,291)	(142)

	Total	380,000			2,149	(2,291)	(142)

Capital One Financial Corp.
Goldman Sachs International	Sell	380,000	1	6/20/16	(577)	395	(182)

	Total	380,000			(577)	395	(182)

Carnival Corp.
Barclays Bank plc	Buy	380,000	1	6/20/16	(1,779)	(35)	(1,814)

	Total	380,000			(1,779)	(35)	(1,814)
30 | OPPENHEIMER ABSOLUTE RETURN FUND

Credit Default Swap Contracts: Continued

			Pay/		Upfront
Reference	Buy/Sell		Receive		Payment		Unrealized
Entity/Swap	Credit	Notional	Fixed	Termination	Received/		Appreciation
Counterparty	Protection	Amount	Rate	Date	(Paid)	Value	(Depreciation)

CBS Corp.
Barclays Bank plc	Sell	$380,000	1%	6/20/16	$929	$2,023	$2,952

	Total	380,000			929	2,023	2,952

CDX North America High Yield Index, Series 15
Credit Suisse International	Buy	1,000,000	5	12/20/15	47,639	(46,126)	1,513

	Total	1,000,000			47,639	(46,126)	1,513

Cisco Systems, Inc.
Barclays Bank plc	Buy	380,000	1	6/20/16	6,672	(6,239)	433

	Total	380,000			6,672	(6,239)	433

GATX Corp.
Deutsche Bank AG	Sell	380,000	1	6/20/16	12,155	(11,518)	637

	Total	380,000			12,155	(11,518)	637

Hewlett-Packard Co.
Citibank NA, New York	Buy	380,000	1	6/20/16	8,825	(7,911)	914

	Total	380,000			8,825	(7,911)	914

SLM Corp.
Citibank NA, New York	Sell	300,000	5	6/20/16	(29,936)	29,993	57
UBS AG	Sell	80,000	5	6/20/16	(8,022)	7,998	(24)

	Total	380,000			(37,958)	37,991	33

Target Corp.
Credit Suisse International	Buy	380,000	1	6/20/16	8,432	(9,971)	(1,539)

	Total	380,000			8,432	(9,971)	(1,539)

			Grand Total Buys		79,887	(81,764)	(1,877)
			Grand Total Sells		(23,302)	26,600	3,298

			Total Credit Default Swaps		$56,585	$(55,164)	$1,421

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum
Type of Reference	Potential Payments		Reference
Asset on which	for Selling Credit		Asset Rating
the Fund Sold	Protection	Amount	Range**
Protection	(Undiscounted)	Recoverable*	(Unaudited)

Investment Grade Single Name Corporate Debt	$1,900,000	$—	BBB to BBB-

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
31 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts as of May 31, 2011 are as follows:

Interest Rate/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

Six-Month AUD BBR BBSW
Westpac Banking Corp	1,395,000	aud	6.098%	Six-Month AUD BBR BBSW	1/5/21	$(40,074)
Six-Month JPY BBA LIBOR
JPMorgan Chase Bank NA	118,000,000	jpy	1.233	Six-Month JPY BBA LIBOR	1/7/21	(6,228)
Three-Month NZD BBR FRA
Barclays Bank plc	1,810,000	nzd	Three-Month NZD BBR FRA	5.280%	5/5/21	18,158
Three-Month USD BBA LIBOR:
Deutsche Bank AG	9,400,000		0.878	Three-Month USD BBA LIBOR	3/14/13	(72,139)

Total where Fund pays a fixed rate	9,400,000					(72,139)

Barclays Bank plc	1,420,000		Three-Month USD BBA LIBOR	3.371	1/6/21	55,812
Deutsche Bank AG	1,900,000		Three-Month USD BBA LIBOR	3.550	3/14/21	95,899

Total where Fund pays a variable rate	3,320,000					151,711

Total	12,720,000					79,572

				Total Interest Rate Swaps		$51,428

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
AUD	Australian Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR	Bank Bill Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
FRA	Forward Rate Agreement
Total Return Swap Contracts as of May 31, 2011 are as follows:

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index:
Morgan Stanley	$407,941	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	3/6/12	$9,959
32 | OPPENHEIMER ABSOLUTE RETURN FUND

Total Return Swap Contracts: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index: Continued
Morgan Stanley	$1,875	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	9/14/11	$50
Morgan Stanley	10,582	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	11/9/11	266

			Reference Entity Total		10,275
Health Care Select Sector Index:
UBS AG	2,170	One-Month USD BBA LIBOR plus 8 basis points and if negative, the absolute value of the Total Return of the Health Care Select Sector Index	If positive, the Total Return of the Health Care Select Sector Index	11/1/11	28
UBS AG	378,828	One-Month USD BBA LIBOR plus 8 basis points and if negative, the absolute value of the Total Return of the Health Care Select Sector Index	If positive, the Total Return of the Health Care Select Sector Index	11/4/11	4,842

			Reference Entity Total		4,870
Industrial Select Sector Index
Deutsche Bank AG	420,160	One-Month USD BBA LIBOR plus 12 basis points and if negative, the absolute value of the Total Return of the Industrial Select Sector Index	If positive, the Total Return of the Industrial Select Sector Index	4/9/12	(3,234)
iShares MSCI Japan Index Fund
Goldman Sachs Group, Inc. (The)	511,770	One-Month USD BBA LIBOR minus 15 basis points and if negative, the absolute value of the iShares MSCI Japan Index Fund	If positive, the absolute value of the Total Return of the iShares MSCI Japan Index Fund	4/23/12	(3,077)
MSCI Daily TR Gross EAFE USD Index:
Citibank NA	297,911	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/7/11	9,911
33 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
Citibank NA	$1,525,415	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/3/12	$42,990
Citibank NA	368,145	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	10,065
Citibank NA	38,354	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	1,007
Goldman Sachs Group, Inc. (The)	191,031	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 20 basis points and if negative the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/10/12	1,756

			Reference Entity Total		65,729
MSCI Daily TR Net Belgium USD Index
Nomura International	387,621	One-Month USD BBA LIBOR minus 37 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Belgium USD Index	If positive, the Total Return of the MSCI Daily Net Belgium USD Index	3/6/12	(44)
MSCI Daily TR Net EAFE USD Index:
Citibank NA	482,358	If positive, the Total Return of the MSCI Daily Net EAFE USD Index	One-Month USD BBA LIBOR minus 14 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net EAFE USD Index	3/21/12	16,134
34 | OPPENHEIMER ABSOLUTE RETURN FUND

Total Return Swap Contracts: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

MSCI Daily TR Net EAFE USD Index: Continued
Goldman Sachs Group, Inc. (The)	$576,532	One-Month USD BBA LIBOR minus 2.5 basis points and if negative, the absolute value of the MSCI Daily Net EAFE USD Index	If positive, the Total Return of the MSCI Daily Net EAFE USD Index	5/8/12	$(17,479)

			Reference Entity Total		(1,345)
MSCI Daily TR Net France USD Index
Citibank NA	354,675	One-Month USD BBA LIBOR minus 57 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	1/9/12	(15,113)
MSCI Daily TR Net Italy USD Index
Goldman Sachs Group, Inc. (The)	388,082	One-Month USD BBA LIBOR minus 25 basis points and if negative, the absolute value of the MSCI Daily Net Italy USD Index	If positive, the absolute value of the Total Return of the MSCI Daily Net Italy USD Index	3/6/12	(32,232)
MSCI Daily TR Net Netherlands USD Index
UBS AG	387,923	One-Month USD BBA LIBOR plus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Netherlands USD Index	If positive, the Total Return of the MSCI Daily Net Netherlands USD Index	5/7/12	(22,668)
MSCI Daily TR Net Spain USD Index
Nomura International	380,188	One-Month USD BBA LIBOR minus 33 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the Total Return of the MSCI Daily Net Spain USD Index	3/6/12	1,840
35 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

S&P 100 Index
Goldman Sachs Group, Inc. (The)	$572,630	If positive, the Total Return of the S&P 100 Index	One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the S&P 100 Index	4/9/12	$6,152

			Total of Total Return Swaps		$11,153

Abbreviations are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EAFE	Europe, Australasia, Far East
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
TR	Total Return
Volatility Swaps as of May 31,2011 are as follows:

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

EUR/AUD Spot Exchange Rate:
Bank of America Merrill Lync	800 EUR	The Historic Volatility of the mid EUR/AUD spot exchange rate during the Observation Period	9.600%	6/6/11	$(1,233)
Deutsche Bank AG	800 EUR	The Historic Volatility of the mid EUR/AUD spot exchange rate during the Observation Period	9.750	6/3/11	(1,066)
JPMorgan Chase Bank NA	800 EUR	The Historic Volatility of the mid EUR/AUD spot exchange rate during the Observation Period	10.025	6/6/11	(1,025)

			Reference Entity Total		(3,324)
EUR/CHF Spot Exchange Rate
Barclays Bank plc	800 EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the Observation Period	9.400	6/6/11	(1,045)
36 | OPPENHEIMER ABSOLUTE RETURN FUND

Volatility Swaps: Continued

Reference Entity/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

EUR/NZD Spot Exchange Rate
Citibank NA	800	eur	11.550%	The Historic Volatility of the mid EUR/NZD spot exchange rate during the Observation Period	6/10/11	$(2,179)
EUR/SEK Spot Exchange Rate:
Bank of America Merrill Lynch	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.550%	6/20/11	2,780
Bank of America Merrill Lynch	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.600	6/13/11	3,920
Citibank NA	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.200	6/27/11	1,647
Credit Suisse	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.180	6/30/11	694
Credit Suisse	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.300	6/20/11	2,413
Credit Suisse	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.400	6/20/11	2,580
Credit Suisse	900	eur	The Historic Volatility of themid EUR/SEK spot exchange rate during the Observation Period	7.200	6/27/11	1,702
Goldman Sachs Group, Inc. (The)	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.450	6/13/11	3,498
37 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Volatility Swaps: Continued

Reference Entity/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

EUR/SEK Spot Exchange Rate: Continued
Goldman Sachs Group, Inc. (The)	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.225%	6/27/11	$1,524
Goldman Sachs Group, Inc. (The)	900	eur	The Historic Volatilty of the mid EUR/SEK spot exchange rate during the Observation Period	7.300	6/27/11	1,666
Royal Bank of Scotland plc	800	eur	The Historic Volatility of the mid EUR/SEK spot exchange rate during the Observation Period	7.250	6/23/11	1,588

				Reference Entity Total		24,012
USD/CHF Spot Exchange Rate:
Barclays Bank plc	1,200		The Historic Volatility of the mid USD/CHF spot exchange rate during the Observation Period	11.300	6/16/11	167
Citibank NA	1,200		The Historic Volatility of the mid USD/CHF spot exchange rate during the Observation Period	11.800	6/17/11	643

				Reference Entity Total		810
USD/NOK Spot Exchange Rate
Deutsche Bank AG	1,200		13.750%	The Historic Volatility of the mid USD/NOK spot exchange rate during the Observation Period	6/9/11	388
USD/SEK Spot Exchange Rate
Citibank NA	1,200		The Historic Volatility of the mid USD/SEK spot exchange rate during the Observation Period	13.900	6/30/11	75

				Total Volatility Swaps		$18,737

Abbreviations are as follows:
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
38 | OPPENHEIMER ABSOLUTE RETURN FUND

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of May 31, 2011 is as follows:

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount		Value

Bank of America Merrill Lynch	Volatility	2,400	eur	$5,467
Barclays Bank plc:
	Credit Default Buy Protection	1,140,000		(17,756)
	Credit Default Sell Protection	380,000		2,023
	Interest Rate	1,810,000	nzd	18,158
	Interest Rate	1,420,000		55,812
	Volatility	800	eur	(1,045)
	Volatility	1,200		167

				57,359
Citibank NA:
	Total Return	3,066,858		64,994
	Volatility	1,600	eur	(532)
	Volatility	2,400		718

				65,180
Citibank NA, New York:
	Credit Default Buy Protection	380,000		(7,911)
	Credit Default Sell Protection	300,000		29,993

				22,082
Credit Suisse	Volatility	3,300	eur	7,389
Credit Suisse International	Credit Default Buy Protection	1,380,000		(56,097)
Deutsche Bank AG:
	Credit Default Sell Protection	380,000		(11,518)
	Interest Rate	11,300,000		23,760
	Total Return	420,160		(3,234)
	Volatility	800	eur	(1,066)
	Volatility	1,200		388

				8,330
Goldman Sachs Group, Inc. (The):
	Total Return	2,240,045		(44,880)
	Volatility	2,500	eur	6,688

				(38,192)
Goldman Sachs International	Credit Default Sell Protection	380,000		395
JPMorgan Chase Bank NA:
	Interest Rate	118,000,000	jpy	(6,228)
	Volatility	800	eur	(1,025)

				(7,253)
Morgan Stanley	Total Return	420,418		10,275
39 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Swap Summary: Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount		Value

Nomura International	Total Return	$767,809		$1,796
Royal Bank of Scotland plc	Volatility	800	eur	1,588
UBS AG:
	Credit Default Sell Protection	460,000		5,707
	Total Return	768,921		(17,798)

				(12,091)
Westpac Banking Corp.	Interest Rate	1,395,000	aud	(40,074)

		Total Swaps		$26,154

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
NZD	New Zealand Dollar
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2011

Assets
Investments, at value-see accompanying statement of investments:
Unaffiliated companies (cost $13,582,975)	$13,494,447
Affiliated companies (cost $5,729,289)	5,779,213

19,273,660
Cash used for collateral on futures	61,196
Unrealized appreciation on foreign currency exchange contracts	75,542
Appreciated swaps, at value (net upfront payments paid $29,007)	332,170
Depreciated swaps, at value (upfront payments paid $8,599)	8,393
Receivables and other assets:
Interest and dividends	140,988
Closed foreign currency contracts	55,546
Futures margins	20,991
Investments sold	209
Other	478,064

Total assets	20,446,759

Liabilities
Bank overdraft	480,882
Bank overdraft-foreign currencies	211
Appreciated options written, at value (premiums received $2,779)	420
Depreciated options written, at value (premiums received $82,570)	101,185
Unrealized depreciation on foreign currency exchange contracts	176,356
Appreciated swaps, at value (upfront payments received $75,291)	71,794
Depreciated swaps, at value (net upfront payments received $18,900)	242,615
Payables and other liabilities:
Futures margins	53,161
Closed foreign currency contracts	47,667
Shareholder communications	10,407
Investments purchased	689
Trustees’ compensation	668
Other	48,236

Total liabilities	1,234,291

Net Assets	$19,212,468

41 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$670
Additional paid-in capital	19,897,021
Accumulated net investment income	708,489
Accumulated net realized loss on investments and foreign currency transactions	(1,325,255)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(68,457)

Net Assets	$19,212,468

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $19,212,468 and 670,000 shares of beneficial interest outstanding)	$28.68
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$30.43
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2011

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$5,247
Dividends	6
Expenses[2]	(331)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	4,922
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	118,674
Dividends	634
Expenses[3]	(4,672)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	114,636

Total allocation of net investment income from master funds	119,558

Investment Income
Interest	1,239,688
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $11,167)	229,697
Affiliated companies	7,984

Total investment income	1,477,369

Expenses
Management fees	185,198
Legal, auditing and other professional fees	76,773
Shareholder communications—Class A	24,614
Custodian fees and expenses	17,546
Administration service fees	1,500
Trustees’ compensation	310
Other	8,596

Total expenses	314,537
Less waivers and reimbursements of expenses	(7,522)

Net expenses	307,015

Net Investment Income	1,289,912
43 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$857,200
Closing and expiration of option contracts written	130,888
Closing and expiration of futures contracts	(537,214)
Foreign currency transactions	(315,366)
Swap contracts	137,752
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(896)
Oppenheimer Master Loan Fund, LLC	344

Total net realized gain	272,708

Net change in unrealized appreciation/depreciation on:
Investments	(58,057)
Translation of assets and liabilities denominated in foreign currencies	46,635
Futures contracts	(62,107)
Option contracts written	(23,100)
Swap contracts	257,086
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(3,343)
Oppenheimer Master Loan Fund, LLC	47,129

Total net change in unrealized appreciation/depreciation	204,243

Net Increase in Net Assets Resulting from Operations	$1,766,863

1.	The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $3.

3.	Net of expense waivers and/or reimbursements of $67.
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	May 31,	May 28,
Year Ended	2011	2010[1]

Operations
Net investment income	$1,289,912	$202,755
Net realized gain (loss)	272,708	(766,815)
Net change in unrealized appreciation/depreciation	204,243	344,497

Net increase (decrease) in net assets resulting from operations	1,766,863	(219,563)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	—	(244,100)
Tax return of capital distribution	—	(10,902)

Net Assets
Total increase (decrease)	1,766,863	(474,565)
Beginning of period	17,445,605	17,920,170

End of period (including accumulated net investment income (loss) of $708,489 and $(121,785), respectively)	$19,212,468	$17,445,605

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
45 | OPPENHEIMER ABSOLUTE RETURN FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended May 31,	2011	2010[1]	2009	2008	2007[2]

Per Share Operating Data
Net asset value, beginning of period	$26.04	$26.75	$31.03	$30.47	$30.00

Income (loss) from investment operations:
Net investment income[3]	1.93	.30	.64	1.01	.20
Net realized and unrealized gain (loss)	.71	(.63)	(1.46)	(.15)	.27

Total from investment operations	2.64	(.33)	(.82)	.86	.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.36)	(1.41)	(.11)	—
Tax retun of capital distribution	—	(.02)	—	—	—
Distributions from net realized gain	—	—	(2.05)	(.19)	—

Total dividends and/or distributions to shareholders	—	(.38)	(3.46)	(.30)	—

Net asset value, end of period	$28.68	$26.04	$26.75	$31.03	$30.47

Total Return, at Net Asset Value[4]	10.14%	(1.25)%	(2.50)%	2.83%	1.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,212	$17,446	$17,920	$20,791	$20,412

Average net assets (in thousands)	$18,525	$17,695	$19,141	$20,522	$20,264

Ratios to average net assets:[5]
Net investment income	6.96%[6]	1.15%	2.22%	3.30%	2.65%
Total expenses[7]	1.72%[6]	1.45%	1.51%	1.44%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%[6]	1.40%	1.46%	1.41%	1.62%

Portfolio turnover rate	243%	409%	409%	357%	75%

1.	May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from March 5, 2007 (commencement of operations) to May 31, 2007.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended May 31, 2011	1.76%
Year Ended May 28, 2010	1.50%
Year Ended May 31, 2009	1.55%
Year Ended May 31, 2008	1.46%
Period Ended May 31, 2007	1.62%
See accompanying Notes to Financial Statements.
46 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Absolute Return Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of May 31, 2011, 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund currently offers Class A shares only. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. As of May 31, 2011, 670,000 shares of Class A were owned by the Manager and its affiliates, which represents 100% of the Fund’s total shares outstanding.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Previous Annual Period. Since May 28, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

47 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Event-linked bonds are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.

48 | OPPENHEIMER ABSOLUTE RETURN FUND

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its

49 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

50 | OPPENHEIMER ABSOLUTE RETURN FUND

Net Unrealized
Depreciation Based
on Cost of Securities
and Other
Undistributed	Undistributed	Accumulated	Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$ 719,492	$—	$1,212,623	$176,272

1.	As of May 31, 2011, the Fund had $978,916 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of May 31, 2011, details of the capital loss carryforward were as follows:

Expiring

2018	$978,916

2.	As of May 31, 2011, the Fund had $233,707 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended May 31, 2011, the Fund utilized $652,530 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended May 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction
Reduction	to Accumulated Net
to Accumulated Net	Realized Loss
Investment Income	on Investments

$ 459,638	$459,638
The tax character of distributions paid during the years ended May 31, 2011 and May 28, 2010 was as follows:

	Year Ended	Year Ended
	May 31, 2011	May 28, 2010

Distributions paid from:
Ordinary income	$—	$244,100
Return of capital	—	10,902

Total	$—	$255,002

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

51 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$19,485,499
Federal tax cost of other investments	(7,066,652)

Total federal tax cost	$12,418,847

Gross unrealized appreciation	$929,732
Gross unrealized depreciation	(1,106,004)

Net unrealized depreciation	$(176,272)

The Regulated Investment Company Modernization Act of 2010 (the “ Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized

52 | OPPENHEIMER ABSOLUTE RETURN FUND

on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the years ended May 31, 2011 and May 28, 2010.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$40,035,461	$32,463,656

53 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 1.00%.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 31, 2011, the Fund paid no fees to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, in accordance with 12b-1 under the Investment Company Act of 1940, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class A shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF, Oppenheimer Commodity Strategy Total Return Fund and the Master Funds. During the year ended May 31, 2011, the Manager waived fees and/or reimbursed the Fund $7,522 for management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk

54 | OPPENHEIMER ABSOLUTE RETURN FUND

factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

55 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $471,651, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $152,884 as of May 31, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
          As of May 31, 2011 the Fund has not required certain counterparties to post collateral.

56 | OPPENHEIMER ABSOLUTE RETURN FUND

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
As of May 31, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $171,806 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of May 31, 2011, the Fund could have been required to pay this amount in cash to its counterparties.
Valuations of derivative instruments as of May 31, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted	Statement of Assets			Statement of Assets
for as Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$32,016		Appreciated swaps, at value	$71,794
Credit contracts	Depreciated swaps, at value	8,393		Depreciated swaps, at value	23,779
Equity contracts	Appreciated swaps, at value	105,000		Depreciated swaps, at value	93,847
Interest rate contracts	Appreciated swaps, at value	169,869		Depreciated swaps, at value	118,441
Volatility contracts	Appreciated swaps, at value	25,285		Depreciated swaps, at value	6,548
Equity contracts	Futures margins	15,722	*	Futures margins	48,002	*
Interest rate contracts	Futures margins	5,269	*	Futures margins	5,159	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	75,542		Unrealized depreciation on foreign currency exchange contracts	176,356
Equity contracts				Appreciated options written, at value	420
Equity contracts				Depreciated options written, at value	101,185

Total		$437,096			$645,531

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

57 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments
	from
	unaffiliated	Closing
	companies	and	Closing
	(including	expiration	and
Derivatives Not	premiums	of option	expiration	Foreign
Accounted for as	on options	contracts	of futures	currency	Swap
Hedging Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$83,877	$83,877
Equity contracts	287,114	18,759	(743,449)	—	(54,995)	(492,571)
Foreign exchange contracts	112,434	112,129	—	(550,657)	—	(326,094)
Interest rate contracts	—	—	206,235	—	74,286	280,521
Volatility contracts	—	—	—	—	34,584	34,584

Total	$399,548	$130,888	$(537,214)	$(550,657)	$137,752	$(419,683)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
			Translation
			of assets
			and liabilities
Derivatives Not	Option		denominated
Accounted for as	contracts	Futures	in foreign	Swap
Hedging Instruments	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$76,967	$76,967
Equity contracts	(16,256)	(96,884)	—	71,029	(42,111)
Foreign exchange contracts	(6,844)	—	(231,251)	—	(238,095)
Interest rate contracts	—	34,777	—	38,271	73,048
Volatility contracts	—	—	—	70,819	70,819

Total	$(23,100)	$(62,107)	$(231,251)	$257,086	$(59,372)

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign

58 | OPPENHEIMER ABSOLUTE RETURN FUND

securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended May 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $9,265,960 and $11,464,527, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

59 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     During the year ended May 31, 2011, the Fund had an ending monthly average market value of $4,426,502 and $6,451,841 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

60 | OPPENHEIMER ABSOLUTE RETURN FUND

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended May 31, 2011, the Fund had an ending monthly average market value of $59,612 and $2,222 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended May 31, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of May 28, 2010	27,000,000	$14,278	27,000,000	$14,278
Options written	175,790,148	758,926	175,790,074	114,622
Options closed or expired	(133,630,036)	(56,541)	(69,160,067)	(74,346)
Options exercised	(69,160,098)	(634,093)	(133,630,000)	(51,775)

Options outstanding as of May 31, 2011	14	$82,570	7	$2,779

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

61 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
      The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
      The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of

62 | OPPENHEIMER ABSOLUTE RETURN FUND

protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.
     For the year ended May 31, 2011, the Fund had ending monthly average notional amounts of $2,056,154 and $2,103,846 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the year ended May 31, 2011, the Fund had ending monthly average notional amounts of $5,132,089 and $3,335,027 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

63 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counter-parties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended May 31, 2011, the Fund had ending monthly average notional amounts of $3,779,045 and $3,178,577 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

64 | OPPENHEIMER ABSOLUTE RETURN FUND

      Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
      The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.
      The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
      For the year ended May 31, 2011, the Fund had ending monthly average notional amounts of $6,736 and $17,631 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.
      Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of May 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal

65 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to Stipulations and Agreements of Settlement in cases involving two funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. Those settlements do not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to the approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

66 | OPPENHEIMER ABSOLUTE RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Absolute Return Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Absolute Return Fund, including the statement of investments, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period March 5, 2007 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Absolute Return Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period March 5, 2007 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
July 20, 2011

67 | OPPENHEIMER ABSOLUTE RETURN FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 2.04% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $71,617 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

68 | OPPENHEIMER ABSOLUTE RETURN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

69 | OPPENHEIMER ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non- profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regula- tory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios

70 | OPPENHEIMER ABSOLUTE RETURN FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Continued	in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex.

71 | OPPENHEIMER ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive

72 | OPPENHEIMER ABSOLUTE RETURN FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds com- plex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Wong, Gabinet and Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President and Portfolio Manager (since 2006) Age: 45	Vice President of the Manager (since June 1999); employed in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2010) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

73 | OPPENHEIMER ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.

74 | OPPENHEIMER ABSOLUTE RETURN FUND

OPPENHEIMER ABSOLUTE RETURN FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.

75 | OPPENHEIMER ABSOLUTE RETURN FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain non-public personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

76 | OPPENHEIMER ABSOLUTE RETURN FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.

77 | OPPENHEIMER ABSOLUTE RETURN FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,000 in fiscal 2011 and $33,400 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $227,900 in fiscal 2011 and $235,340 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to the capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $520 for fiscal 2011 and $11,000 for fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $228,420 in fiscal 2011 and $246,340 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Absolute Return Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	07/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	07/12/2011

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	07/12/2011